UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2010

Intelsat S.A.

(Exact Name of Registrant as Specified in Charter)

Luxembourg	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 rue Albert Borschette Luxembourg Grand-Duchy of Luxembourg	L-1246
(Address of Principal Executive Offices)	(Zip Code)

+(352) 27 84 1600

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 3, 2010, affiliates of Intelsat S.A. (the “Company”) filed applications seeking US Federal Communications Commission (“FCC”) consent to a pro forma assignment and transfer of control of all of the licenses held by the Company’s five licensee subsidiaries. The applications are being made in connection with the Company’s intention to enter into a series of internal transactions and related steps that would reorganize the ownership of the Company’s assets among its subsidiaries and effectively combine the legacy businesses of Intelsat Subsidiary Holding Company S.A. (“Intelsat Sub Holdco”) and Intelsat Corporation (“Intelsat Corp”) in order to simplify the Company’s operations and enhance the Company’s ability to transact business in a more efficient manner (the “Reorganization”). The Reorganization is expected to be completed in the next few months, but is subject to certain contingencies, including receipt of FCC approval and the refinancing of substantially all of the existing indebtedness of Intelsat Corp and the senior secured credit facilities of Intelsat Sub Holdco, which is expected to be funded with the proceeds of a new secured credit facility and other forms of indebtedness. After the Reorganization is completed, all of the Company’s material business operations, including its satellites and its sales and marketing operations, are expected to be owned by Intelsat Sub Holdco and its direct and indirect subsidiaries. While it is the Company’s intention to proceed with the Reorganization, there can be no assurance that the Reorganization will be completed as contemplated.

The forward-looking statements made in this report reflect the Company’s current intentions and beliefs about the Reorganization. These forward-looking statements speak only as of the date hereof and are subject to uncertainties and other factors, many of which are outside of the Company’s control.

Safe Harbor Statement

Some of the statements in this report constitute “forward-looking statements” that do not directly or exclusively relate to historical facts. The forward-looking statements made in this report reflect the Company’s intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, including known and unknown risks, uncertainties and other factors, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from the expectations expressed or implied in the forward-looking statements include known and unknown risks. Some of the factors that could cause actual results to differ from historical results or those anticipated or predicted by these forward-looking statements include changes due to any or all of the risks and uncertainties identified in our filings with the U.S. Securities and Exchange Commission referred to below. Known risks include, among others, the risks included in the Company’s annual report on Form 10-K for the year ended December 31, 2009 and the Company’s other filings with the U.S. Securities and Exchange Commission, the political, economic and legal conditions in the markets we are targeting for communications services or in which we operate, uncertainties associated with obtaining required regulatory approvals, uncertainties in the credit markets and the capital markets and other risks and uncertainties inherent in the telecommunications business in general and the satellite communications business in particular. Because actual results could differ materially from the Company’s intentions, plans, expectations, assumptions and beliefs about the future, you are urged to view all forward-looking statements contained in this report with caution. Intelsat does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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The information in this item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: December 3, 2010	By:	/S/ MICHAEL MCDONNELL
	Name:	Michael McDonnell
	Title:	Executive Vice President & Chief Financial Officer